                                FRM NEXUS, INC.
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

     The Annual Meeting of Shareholders of FRM Nexus, Inc. will be held at The Harvard Club, Slocum Room, 27 West 44th Street, New York, NY 10036 on Tuesday, July 21, 1998, at 11:00 A.M. eastern daylight savings time. The purpose of the meeting is to elect five directors of the Company and the transact such other business as may properly come before the meeting or any adjournments thereof.

     The record date for the Annual Meeting is May 19, 1998. Only shareholders of record at the close of business on that date can vote at the meeting.

                                          By Order of the Board of Directors

                                          DEBORAH KNOWLTON
                                          Secretary

June 15, 1998

                                FRM NEXUS, INC.
                                271 NORTH AVENUE
                             NEW ROCHELLE, NY 10801

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

                                                                   June 15, 1998

     This Proxy Statement is being furnished to the Shareholders (the "Shareholders") of FRM Nexus, Inc. a Delaware corporation (the "Company" or "Nexus"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on July 21, 1998 and at any adjournments thereof.

     At the Meeting, Shareholders will be asked:

          1.  To elect five directors, and

          2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

     May 19, 1998 is the record date (the "Record Date") for the determination of the holders of the Company's common shares, par value $.10 per share (the "Common Shares") entitled to notice of and to vote at the Meeting. Each such Shareholder will be entitled to one vote for each Common Share held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing. At the close of business on May 19, 1998, there were 1,211,635 Common Shares entitled to vote.

     This Proxy Statement and the accompanying form of proxy are first being sent to holders of the Common Shares on or about June 15, 1998.

                             AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Such information may also be accessed electronically by means of the Commission's home page on the Internet (http://www.sec.gov.).

                 INCORPORATION OF CERTAIN DOCUMENT BY REFERENCE

     The following document filed by the Company (File No. 0-29346) with the Commission is incorporated by reference into this Proxy Statement:

          The Company's Registration Statement (Form 10) Pursuant to Section 12(g) of the Securities Exchange Act of 1934, dated June 27, 1997, as amended on September 19, 1997, November 21, 1997, February 19, 1998, March 4, 1998 and March 12, 1998. A copy of the final effective Form is being sent to Shareholders with the Annual Report for the fiscal year ended February 28, 1998.

     All documents and reports subsequently filed by the Company pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Meeting shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the date of filing of such documents or reports.

                                  THE MEETING

DATE, TIME AND PLACE

     The Meeting will be held on Tuesday, July 21, 1998 at 11:00 a.m., local time, at The Harvard Club, 27 West 44th Street, New York, New York 10036.

MATTERS TO BE CONSIDERED

     At the Meeting, Shareholders will be asked to elect five directors. The Board of Directors knows of no matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

     Shareholders as of the Record Date (i.e., the close of business on May 19, 1998) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 1,211,635 Common Shares outstanding and entitled to vote, with each share entitled to one vote.

REQUIRED VOTES

     Election of Directors. Under Delaware law, the affirmative vote of the holders of a plurality of the Common Shares voted at the Meeting is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

VOTING AND REVOCATION OF PROXIES

     Shareholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Common Shares represented by properly executed proxies received by the Company and not revoked will be voted for election of each nominee for director named herein.

     If any other matters are properly presented at the Meeting for consideration, including among other things, consideration of a motion to adjourn the Meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

     Any proxy signed and returned by a Shareholder may be revoked at any time before it is voted by filing with the Secretary of the Company, at the address of the Company set forth herein, written notice of such revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

PROXY SOLICITATION

     The Company will bear the costs of solicitation of proxies for the Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies from Shareholders by telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Shares held of record by them, and such custodians will be reimbursed for their reasonable expenses.

                       MARKET PRICES AND DIVIDEND POLICY

     The Common Shares of the Company have not yet been traded in any public market and accordingly there are not market prices to be reported. The Company intends to apply for the listing of its shares on NASDAQ when it meets the requirements of the NASD. The Company has never paid a cash dividend on its Common Stock and there is no present intention to declare a cash dividend in the future.

STOCK DIVIDEND

     The Board of Directors, at its meeting on May 14, 1998, declared a common stock dividend of one share of common stock for every two shares of common stock owned of record on June 24, 1998. Holders of record on that date will receive the stock dividend on July 14, 1998. Shareholders will not be entitled to receive any resulting fractional shares but will receive the value of any one-half share in cash. The stock dividend was declared in order to increase the number of outstanding shares and meet the requirements for listing on NASDAQ. The Company will account for the stock dividend in the same manner as a 3 for 2 stock split.

                             ELECTION OF DIRECTORS

     Five directors will be elected at this year's annual meeting. Each director will serve until the next annual meeting or until he is succeeded by another qualified director who has been elected.

     We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote them for the election of all the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that other person.

     Each of the nominees for director is now a member of the Board of Directors. The following information about the nominees was provided by the nominees.

NOMINEES
--------------------------------------------------------------------------------

SETH GROSSMAN
Age:                           30
Director Since:                January 1994

Principal Occupation:          President and CEO of Nexus since January 1, 1997      [SETH GROSSMAN
                                                                                             PHOTO]
Recent Business Experience:    Mr. Grossman is the President and CEO of the Company. He is a
                               director of M & A London, LLC, of New York, NY, which provides corporate development services to mid-range public and private companies. In 1991, Mr. Grossman founded a transportation company which he sold in 1994.
---------------------------------------------------------------------------------------------------

ALLAN KORNFELD
Age:                           60
Director Since:                November 1996

Principal Occupation:          Independent consultant on financial matters          [Allan Kornfeld
                                                                                             Photo]
Recent Business Experience:    Mr. Kornfeld is a certified public accountant and attorney. He was an accountant and audit partner at Ernst & Young from 1960-1975, a comptroller, Vice President and Senior Vice President of Ametek,
                               Inc. (NYSE) from 1975-1986 and then Chief Financial Officer and
                               Executive Vice President of Ametek from 1986-1994. Mr. Kornfeld is a director of M & A London, LLC and has been Chairman of the Board of
                               Nexus since March 1, 1998.

---------------------------------------------------------------------------------------------------
JOSEPH DOLAN
Age:                           60
Director Since:                November 1996

Principal Occupation:          Consultant to, and a director of, unaffiliated real    [Joseph Dolan
                               estate                                                        Photo]
                               companies in East Hampton, NY.

Recent Business Experience:    After serving in the United States Navy, Mr. Dolan joined Dun &
                               Bradstreet, Inc. in 1962 where he worked for 31 years. He was Vice
                               President Administration of the Business Marketing Services, with responsibility for the Group's Human Resources, Real Estate,
                               Purchasing and Telecommunication functions from 1985 until his retirement in 1993.
---------------------------------------------------------------------------------------------------

KENNETH FULD
Age:                           59
Director Since:                May 1998

Principal Occupation:          President of Medical Financial Corp., a                [Kenneth Fuld
                               wholly-owned                                                  Photo]
                               subsidiary of the Company, since January 1, 1997

Recent Business Experience:    Mr. Fuld has been involved in the healthcare industry for more than five years as the past President and current Chairman of the Board of Directors of the Center for Nursing and Rehabilitation, a
                               not-for-profit integrated healthcare system in the City of New York.
                               For many years, including the past five years, Mr. Fuld has been the
                               President and principal owner of privately-held companies engaged in marketing and manufacturing activities.
---------------------------------------------------------------------------------------------------

JED SCHUTZ
Age:                           40
Director Since:                January 1994
Principal Occupation:          President and 50% owner of Windemere Development
                               Corp. of Hauppauge, N.Y. which builds one-family
                               homes in New York State by itself and with
                               affiliated companies.
Recent Business Experience:    Mr. Schutz has been in the real estate business for more than 10 years and was Chairman of the Board of Nexus from January 1, 1997 to
                               February 28, 1998.
---------------------------------------------------------------------------------------------------

     The Board of Directors recommends a vote FOR the above-named nominees.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS
                              AND BOARD COMMITTEES

MEETINGS AND COMMITTEES

     Since the last annual meeting of shareholders on November 14, 1996, the Board of Directors held nine meetings. The Board of Directors has a standing Executive Committee, Audit Committee and Compensation Committee.

     The Executive Committee exercises the authority of the Board of Directors in the management of the business of the Company at such times as the full Board of Directors is unavailable. The Executive Committee, which met once in December 1996 and once during 1997, currently consists of Messrs. Grossman (Chair), Fuld and Kornfeld.

     The functions of the Audit Committee are to recommend to the Board of Directors' independent public accountants to audit the Company's books and records, to consult with these accountants concerning the scope of their audit, to analyze their reports and recommendations and to review internal audit procedures and controls. The Audit Committee met once in 1997 and twice in 1998 and currently consists of Messrs. Kornfeld (Chair) and Dolan.

     The Compensation Committee reviews the compensation, benefits and stock options for the Company's executive and key personnel and makes recommendations to the Board of Directors. The Compensation Committee which met twice in 1998, currently consists of Messrs. Dolan (Chair) and Kornfeld.

     A Shareholder entitled to vote in the election of directors may nominate one or more persons for election as directors at a meeting if written notice of such Shareholder's intent to make such nomination has been given to the Company, not less than five days prior to the meeting date. Such notice shall set forth the name and address of the Shareholder and his or her nominees, a representation that the Shareholder is entitled to vote at such meeting and intends to nominate such person, a description of all arrangements or understandings between the Shareholder and each nominee, such other information as would be required to be included in a proxy statement soliciting proxies for the election of such Shareholder's nominees, and the consent of each nominee to serve as a director of the Company if so elected. The Company may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the Company.

     The four directors in office, prior to May 14, 1998 when Kenneth Fuld was elected, attended at least eight of the nine meetings of the Board and all of the meetings of the committee of the Board on which they served.

                 PRESENT BENEFICIAL OWNERSHIP OF COMMON SHARES

     The table below is as of June 9, 1998 and shows the beneficial ownership of the Company's Common Shares by (i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Shares (the Company's only class of voting securities), (ii) each executive officer and director and (iii) all executive officers and directors of the Company as a group.

                                                              NUMBER OF COMMON SHARES    PERCENT
                                                                BENEFICIALLY OWNED       OF CLASS
                                                              -----------------------    --------
Seth Grossman(a)(b).........................................          101,777               8.4%
Victor Brodsky(b)...........................................              100                --
Joseph Dolan(c).............................................              100                --
Kenneth Fuld(b).............................................            5,666               0.5%
Deborah Knowlton(b).........................................              100                --
Allan Kornfeld(c)...........................................              100                --
Jed Schutz(c)...............................................          101,777               8.4%
Lester Tanner(d)............................................          149,392              12.3%
All executive officers and directors as a group (7
  persons)..................................................          209,620              17.3%

---------------
(a) Includes all shares owned by Seymour Grossman Pension Trust of which Seth Grossman is sole Trustee for the benefit of himself and his sister, Joy Testa Grossman, whose shares are included above.

(b) The address of Seth Grossman, Victor Brodsky, Kenneth Fuld, and Deborah Knowlton is 271 North Avenue, Suite 520, New Rochelle, N.Y. 10801. Kenneth Fuld's ownership includes shares owned by his wife but does not include 2,899 shares owned by his mother and adult children.

(c) The address of Joseph Dolan is 35 Huckleberry Lane, East Hampton, NY 11937. The address of Allan Kornfeld is 5 Patterson Square, Newtown Square, PA 19073. The address of Jed Schutz is 24 Borden Lane, East Hampton, NY 11937.

(d) Includes (i) the shares owned by Tanner & Gilbert P.C. Retirement Plan Trust, of which Mr. Tanner is the sole Trustee and beneficiary of the shares in his segregated account, (ii) the shares owned by Northwest Management Corp, of which Mr. Tanner is the President with the power to vote its shares which are owned by his two children, Jonathan Tanner and Shari Tanner Stack and (iii) the shares owned by his wife, Dr. Anne-Renee Testa, the mother of Seth Grossman. Mr. Tanner's address is 99 Park Avenue, New York, NY 10016.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The table below shows for the three Fiscal Years ended February 28, 1998, 1997, 1996, compensation paid by Nexus, including salaries, bonuses and certain other compensation, to the following executive officers of the Company in those periods:

NAME AND                                        FISCAL YEAR    SALARY     BONUS      OTHER ANNUAL
PRINCIPAL POSITION                              ENDED 2/28        $         $       Compensation(a)
------------------                              -----------    -------    ------    ---------------
Peter Barotz..................................     1998        120,000(b)     --        $23,000
  President and CEO                                1997        121,530(b)     --         22,000
  until 12/31/96                                   1996        111,537    60,000         21,000
Seth Grossman.................................     1998         36,000(c)
  President and CEO                                1997          6,000        --             --
  1/1/97 -- present                                1996             --        --             --
Jed Schutz....................................     1998         36,000        --             --
  Chairman of the Board                            1997          6,000        --             --
  1/1/97 -- 2/28/98                                1996             --        --             --
Bridget Dewsnap...............................     1998             --        --             --
  Treasurer, Secretary and CFO                     1997         60,000        --             --
  until 6/1/97                                     1996         58,000        --             --

---------------
(a) The amounts in this column represent automobile allowances and certain unaccountable and reasonable expense allowances.

(b) Peter Barotz's salary during his incumbency as President of Nexus in the period from March 1, 1994 to December 31, 1996 is shown above and includes for the two months, from January 1, 1997 to February 28, 1997, and for the ten months from March 1, 1997 to December 31, 1997, the compensation earned under his consulting agreement with Nexus, which terminated on December 31, 1997.

(c) Seth Grossman's base salary for the current Fiscal Year beginning March 1, 1998 and ending February 28, 1999 is $110,000 plus a car allowance of $10,000 and a bonus to be determined by the Board of Directors.

EMPLOYMENT AGREEMENTS

     Peter Barotz was elected President and CEO of the Company in February 1994 and thereafter the Company had an employment agreement with him to serve as President and CEO for the period from January 1, 1995 to December 31, 1996 and to serve as a consultant from January 1, 1997 to December 31, 1997. The Company has no present employment agreements with Seth Grossman, President and Chief Executive Officer of the Company or Victor Brodsky, Vice President and Chief Financial Officer of the Company since April 20, 1998, or Kenneth Fuld, President of Medical Financial Corp, a Nexus subsidiary, but the Company intends to consider the following compensation policy for Fiscal 1999 for them and other key employees.

COMPENSATION POLICY

     The Company's compensation package for Seth Grossman, Victor Brodsky, Kenneth Fuld and other key employees are expected to consist of three elements:
(1) base salary, (2) annual bonus compensation and (3) long-term incentive in the form of stock options.

     Each element of compensation has a different purpose. Salary and bonus payments are discretionary with the Board of Directors and are designed to reward current and past performance. Stock options are designed to provide strong incentive for superior long-term performance and are directly linked to shareholders' interests because the value of the awards will increase or decrease based upon the future price of the Common Shares.

     Base compensation of each executive officer is determined by the Board of Directors consistent with the executive's office, period of incumbency and level of responsibility. For Fiscal 1999, the fiscal year ending February 28, 1999, the Board has fixed the base annual compensation for Mr. Grossman at $110,000, for Mr. Fuld at $100,000 and for Mr. Brodsky at $90,000 plus an automobile allowance of $10,000 for each of them and indicated that the Board will consider an appropriate bonus, if any, based on the factors indicated below.

     The Company's executive compensation policy emphasizes performance-based compensation. Accordingly, a significant percentage of annual compensation may consist of bonus compensation. This ensures that compensation paid to an executive reflects the individual's specific contributions to the success of the Company. Bonus compensation is determined on the basis of the directors' subjective assessment of an executive's performance, the Company's performance and each individual's contribution thereto. Bonus compensation is not based on any specific formula.

     The Company plans to adopt a Stock Option Plan, if and when its shares of common stock are listed on NASDAQ, designed to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions. This would include key management personnel as well as the executive officers. From time to time, stock options may be awarded which, under the terms of the Stock Option Plan, will permit the employee to purchase Common Shares at not less than the fair market value of the Common Shares on the date of grant. The extent to which the employee realizes any gain is, therefore, directly related to increases in the price of the Common Shares and hence, shareholder value, during the period of the option. Options granted to employees will become exercisable at the rate of 20% per year, commencing one year after the date of grant. The amount of stock options awarded to an employee is not based on any specific formula, but rather on a subjective assessment of the executive's performance and the Company's performance by the Board of Directors.

     The Company believes that, as it grows, its compensation program will enable it to attract, motivate and retain senior management by providing a competitive total compensation opportunity based on performance.

COMPENSATION OF DIRECTORS

     Directors who are also employees of the Company (at present, only Messrs. Grossman and Fuld are employees) will receive no remuneration for services as a member of the Board or any committee of the Board. For the period from November 14, 1996 to March 1, 1998 each director who was not then an employee received $500 for each meeting of the Board and each meeting of a Committee of the Board that he attended. That compensation arrangement will continue after March 1, 1998 when the Chairman of the Board, who is Allan Kornfeld as of March 1, 1998, will receive an additional $10,000 per annum as a director in lieu of salary. In addition, after the Company's Common Shares are listed on NASDAQ, each non-employee director is automatically granted an option to purchase 1,500 Common Shares on the date on which the annual meeting of the Company's shareholders is held each year if he or she is re-elected at that meeting, beginning in 1999. The purchase price of the Common Shares covered by such options is the fair market value of such Common Shares on the date of grant. As yet no options have been granted to any employee or director.

INDEMNIFICATION

     Pursuant to a contract of insurance to January 27, 1999, the Company maintains a $1,000,000 indemnification insurance policy covering all directors and officers of the Company and its named subsidiaries. The annual premium for such insurance is $18,700. No claims have been made and no payments were received under the Company's indemnification insurance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since February 1, 1996 Nexus, through its subsidiary PSI Capital Corp., sold building lots in Goshen, NY to Windemere Pines at Goshen, Inc., a part of the Windemere Group of construction companies, in which Jed Schutz, a director of Nexus, is an officer, director and shareholder ("Windemere"). The total selling price for the Goshen lots, sold in February and August 1996, was $2,499,350 resulting in a deferred profit of

$1,860,270 of which $140,757 has since been recognized as income and $1,719,513 is deferred at February 28, 1998. In addition the Company received a debenture for $2,499,750 with payment contingent on, and related to, 50% of the profits to be realized on the construction and sale of the homes to be built on the 165 lots. This $2,499,750 has not been reflected in the Company's net income nor is it carried as an asset on the balance sheet, because of its contingent nature.

     In February 1996 Nexus sold an office building in East Granby Connecticut, to Gateway Granby, LLC at a time when Lester Tanner was a director of Nexus. Shari Tanner Stack, the 45 year old daughter of Lester Tanner, owned then and now a 24% interest in Gateway Granby, LLC. A profit on that sale of $1,932,994 is reported as income in the fiscal year ended February 28, 1998. At the time of the sale, Nexus leased the unoccupied portion of the building for ten years ending February 28, 2006 (the "Nexus Lease") with the right to sublease that space to an occupant. An occupant signed a sublease for all of the unoccupied space for a five year term commencing September 1, 1997 and ending August 31, 2002 (the "Sublease") with the right to renew the sublease for an additional five years which is beyond the end of the Nexus Lease (the "Renewal Period"). In January 1998 Nexus sold a portion of Nexus Lease through August 31, 2002 and the Sublease to Gateway Granby, LLC for $120,000 and was released from the Nexus Lease through August 31, 2002. At the same time it sold the Company's lease for the peirod from September 1, 2002 to February 28, 2006 (the "Future Lease") for $30,000 to a corporation, the shares of which are owned by Shari Tanner Stack and her older brother, Jonathan Tanner. Since Nexus remains obligated to Gateway Granby, LLC under the Future Lease, the purchasing corporation has indemnified Nexus for any such contingent liability. The purchasing corporation has given Nexus a $700,000 secured line of credit to February 28, 2003, pursuant to which the Company can borrow at an interest rate of 12% per annum on a self amortizing basis to October 2003, prepayable by Nexus at any time. At February 28, 1998, $434,600 was outstanding on the line of credit. Subsequent to year end the Company prepaid $225,00 on that outstanding balance.

     It is management's opinion that these transactions would have been at the same terms had Jed Schutz and Lester Tanner not been directors of Nexus at the time they took place and had the Future Lease been sold to an unrelated party.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers, directors and greater than 10% beneficial shareholders, the Company believes that since the effective date of the Company's Registration Statement Pursuant to Section 12(g) of The Securities Exchange Act of 1934, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

SHAREHOLDER RETURN PERFORMANCE GRAPH

     Since the Company's Common Shares have not traded publicly, this Proxy Statement omits the graph comparing the cumulative total shareholder return on Common Shares against cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Comparable Industry.

                      APPOINTMENT OF INDEPENDENT AUDITORS

     The accounting firm of Ernst & Young LLP, the Company's independent public accountants for the fiscal year ended February 28, 1998, was selected by the Board of Directors, upon recommendation of the Audit Committee, to act in the same capacity for the fiscal year ending February 28, 1999.

     A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as the representative may desire.

                                 ANNUAL REPORT

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended February 28, 1998 is being furnished to Shareholders concurrently herewith. Also enclosed for the Shareholders' information, as the Information Statement referred to in Item 9 at page 19 thereof, is the Company's Form 10 Registration of Securities Pursuant to Section 12(g) of The Securities Exchange Act of 1934.

                           PROPOSALS BY SHAREHOLDERS

     Proposals that Shareholders wish to include in the Company's Proxy Statement and form of proxy for presentation at the Company's 1999 Annual Meeting of Shareholders, presently scheduled to be held on July 20, 1999, must be received by the Company at 271 North Avenue, New Rochelle, NY 10801, Attention of Deborah Knowlton, Secretary, no later than March 28, 1999.

                                          By Order of the Board of Directors

                                          SETH GROSSMAN
                                          President and Chief Executive Officer

                                          DEBORAH KNOWLTON
                                          Secretary

June 15, 1998

                                REVOCABLE PROXY
                                FRM NEXUS, INC.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     Revoking any such prior appointment, the undersigned hereby appoints Seth Grossman, Allan Kornfeld and Kenneth Fuld, and each of them, attorneys and agents, with power of substitution to vote as Proxy for the undersigned as herein stated, at the Annual Meeting of Stockholders of FRM Nexus, Inc. (the "Company"), to be held at The Harvard Club, 27 West 44th Street, New York, New York 10036 on Tuesday, July 21, 1998 at 11:00 a.m., and at any adjournments thereof, with respect to the number of shares the undersigned would be entitled to vote if personally present.

                                                                  With-  For All
                                                             For  hold   Except
1. Election of Directors: To elect the nominees listed       [ ]   [ ]     [ ]
   below:

   SETH GROSSMAN, ALLAN KORNFELD, JOSEPH DOLAN,
   KENNETH FULD AND JED SCHUTZ

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

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     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES.

     THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED AND IN THE DISCRETION OF THE NAMED ATTORNEYS AND AGENTS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

     The stockholder(s) hereby acknowledge(s) receipt of a copy of the Proxy Statement relating to such Annual Meeting.

                                           ---------------------------
    Please be sure to sign and date          Date
      this Proxy in the box below.
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---- Stockholder sign above ------- Co-holder (if any) sign above ----

 -- DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. --

                                FRM NEXUS, INC.
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     Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

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